SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        YOUTHSTREAM MEDIA NETWORKS, INC.
                (Name of Registrant as Specified In Its Charter)
                 ----------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
        ---------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
        ---------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ---------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
        ---------------------------------------------------------------
    (5) Total fee paid:
        ---------------------------------------------------------------
|_| Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
        ----------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
        ----------------------------------------------------
    (3) Filing Party:
        ----------------------------------------------------
    (4) Date Filed:
        ----------------------------------------------------

                        YOUTHSTREAM MEDIA NETWORKS, INC.
                         28 WEST 23RD STREET, 6TH FLOOR
                            NEW YORK, NEW YORK 10010


                                                                  April 23, 2001

Dear Stockholder:

     You are cordially invited to the 2001 Annual Meeting of Stockholders of YouthStream Media Networks, Inc. ("YouthStream" or the "Company"), to be held on May 18, 2001 at 10 a.m. Eastern Time at Proskauer Rose LLP, 1585 Broadway, Room 2300, New York, New York.

     At the Annual Meeting, you will be asked to elect three directors to the Board of Directors of the Company, ratify the appointment of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 2001, approve an amendment to the Company's 2000 Stock Incentive Plan (the "Plan") to allow the Company to grant stock options to its independent directors under the Plan, and conduct any other business that may properly arise at the Annual Meeting.

     Our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000 is enclosed. I hope you will read it carefully. Also enclosed with this letter is a proxy authorizing officers of the Company to vote your shares for you if you do not attend the Annual Meeting. Whether or not you are able to attend the Annual Meeting, I urge you to complete your proxy and return it in the enclosed addressed, postage-paid envelope, as a quorum of the stockholders must be present at the Annual Meeting, either in person or by proxy, to conduct the business described above.

     I would appreciate your immediate attention to the mailing of this proxy.

                                   Yours truly,

                                   James G. Lucchesi
                                   President and Chief Executive Officer

                        YOUTHSTREAM MEDIA NETWORKS, INC.
                         28 WEST 23RD STREET, 6TH FLOOR
                            NEW YORK, NEW YORK 10010

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2001


     Notice is hereby given that the 2001 Annual Meeting of Stockholders of YouthStream Media Networks, Inc., a Delaware corporation, will be held on May 18, 2001 at 10 a.m. Eastern Time at Proskauer Rose LLP, 1585 Broadway, Room 2300, New York, New York for the following purposes:

     1. to elect three members to our Board of Directors as Class II directors to serve until the 2004 Annual Meeting of Stockholders or until their successors are elected and qualified; and

     2. to ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 30, 2001; and

     3. to approve an amendment to the Company's 2000 Stock Incentive Plan to allow the Company to grant stock options to its non-employee directors under the Plan; and

     4. to transact such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

     The Board of Directors has fixed the close of business on March 20, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any and all adjournments.

     It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you expect to attend the Annual Meeting, please complete, date and sign the enclosed proxy and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States. The proxy is revocable at any time prior to its use.

                                     By Order of the Board of Directors,

                                     James G. Lucchesi
                                     President and Chief Executive Officer


New York, New York
April 23, 2001


                          YOUR VOTE IS IMPORTANT TO US.
               PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY.

                        YOUTHSTREAM MEDIA NETWORKS, INC.
                         28 WEST 23RD STREET, 6TH FLOOR
                            NEW YORK, NEW YORK 10010

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 18, 2001



                                   -----------

                                 PROXY STATEMENT
                                   -----------

                ANNUAL MEETING AND PROXY SOLICITATION INFORMATION

     The accompanying proxy is solicited by the Board of Directors of YouthStream Media Networks, Inc., a Delaware corporation ("YouthStream" or the "Company"), for use at the 2001 Annual Meeting of Stockholders to be held at Proskauer Rose LLP, 1585 Broadway, Room 2300, New York, New York, on May 18, 2001 at 10 a.m. Eastern Time, and at any and all adjournments thereof (the "Annual Meeting"). If no contrary instruction is received, signed proxies returned by stockholders will be voted in accordance with the Board of Directors' recommendations.

     This Proxy Statement and accompanying proxy were first sent to stockholders on or about April 23, 2001.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Secretary) written notice of revocation on a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     Only stockholders of record at the close of business on March 20, 2001 are entitled to vote at the Annual Meeting. Each outstanding share of common stock of the Company, par value $.01 per share (the "Common Stock"), is entitled to one vote. The holders of a majority of the votes entitled to be cast whether present in person or by proxy shall constitute a quorum for purposes of the Annual Meeting. The Company's executive officers and directors and their affiliates, as a group, will be entitled to vote at the Annual Meeting 4,898,172 shares (approximately 16.60%) of the outstanding Common Stock.

     At the Annual Meeting, stockholders will vote on the election of three directors (Proposal 1), the ratification of the selection of independent auditors (Proposal 2), and an amendment to the Company's 2000 Stock Incentive Plan (Proposal 3).

     Under the Delaware General Corporation Law ("DGCL"), any corporate action, other than the election of directors, must be authorized by a majority of the votes present in person or by proxy at the meeting and entitled to be cast on the matter, except as otherwise required by the DGCL or the Company's Certificate of Incorporation with respect to a specific proposal. With regard to the election of directors, if a quorum is present, then the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors. Votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

     Abstentions may be specified on all proposals except the elections of directors and will be counted as present for the purposes of the proposal for which the abstention is noted. For purposes of determining whether a proposal has received a majority of the votes cast, where a stockholder abstains from voting, those shares will be counted against the proposal.

     The independent tabulator appointed for the Annual Meeting will tabulate votes cast by proxy or in person at the Annual Meeting. For the purposes of determining whether a proposal has received the requisite vote in instances where brokers are prohibited from exercising or choose not to exercise discretionary authority for beneficial owners who have not provided voting instructions (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the vote. Pursuant to the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will have such authority only if (i) the broker holds the shares as executor, administrator, guardian, trustee, or similar representative or fiduciary capacity with authority to vote, or (ii) the broker is acting pursuant to the rules of any national securities exchange to which the broker is also a member.

     The Company will bear all costs of solicitation of proxies. We have engaged Morrow & Co., Inc. ("Morrow") to assist with the solicitation of proxies. We expect to pay Morrow approximately $4,000 for its services. In addition to solicitations by mail, Morrow and our directors, officers and regular employees may solicit proxies by telephone, facsimile and personal interviews without additional remuneration. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock they hold in their names. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of the proxy materials.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

     As of March 20, 2001, the Company had outstanding 29,510,257 shares of Common Stock, which are the only outstanding voting securities of the Company.

     The following table sets forth, as of April 1, 2001 the beneficial ownership of Common Stock with respect to (i) each person who was known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for director, (iii) each executive officer, and (iv) all directors and executive officers as a group.

                                                                                    AMOUNT AND NATURE OF         PERCENT OF
                   NAME AND ADDRESS OF BENEFICIAL OWNER(1)                         BENEFICIAL OWNERSHIP(2)         CLASS
                   ---------------------------------------                         -----------------------       ----------
Harlan D. Peltz..............................................................           3,820,667 (3)              12.95
James Lucchesi...............................................................             323,866 (4)               1.10
Irwin Engelman...............................................................             120,000 (5)                  *
Dennis Roche.................................................................             125,788 (6)                  *
Thea Winarsky................................................................              69,766 (7)                  *
Metin Negrin.................................................................              65,251 (8)                  *
Howard Klein.................................................................             147,834 (9)                  *
Jonathan V. Diamond..........................................................             225,000                      *
Sidney I. Lirtzman...........................................................                  --                      *
Bruce Slovin.................................................................                  --                      *
Benjamin Bassi...............................................................           2,317,708 (10)              7.85
All executive officers and directors as a group (10 persons).................           4,898,172                  16.60

----------

*    Less than one percent.

(1) Unless otherwise indicated, the address of each beneficial owner identified is c/o YouthStream Media Networks, Inc., 28 West 23rd Street, 6th Floor, New York, NY 10010.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of Common Stock subject to options or warrants exercisable within 60 days of April 1, 2001 are deemed outstanding for computing the percentage beneficially owned by the person or group holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person. Except as noted, each stockholder has sole voting power and sole investment power with respect to all shares beneficially owned by such stockholder.

(3) Includes 1,603,854 shares of the Company's Common Stock for which Mr. Peltz acts as a voting trustee under a voting trust agreement dated February 28, 2000 among Mr. Peltz, Benjamin Bassi, William Townsend, and Mark Palmer ("Voting Trust Agreement"). Under the Voting Trust Agreement, Messrs. Bassi, Townsend and Palmer transferred to Mr. Peltz, as voting trustee, 50% of their shares of common stock of YouthStream. As voting trustee, Mr. Peltz has full and exclusive power and authority to vote such shares during the effective term of the Voting Trust Agreement.

(4) Includes 286,794 shares issuable upon exercise of options granted under the Company's 2000 Stock Incentive Plan, 9,497 shares and warrants to purchase 4,731 shares issued in connection with the sixdegrees, inc. merger, and an additional 1,898 shares and warrants to purchase 946 shares held by his minor children.

(5) Includes 75,000 shares issuable upon exercise of options granted under the Company's 2000 Stock Incentive Plan and 25,000 shares issuable upon exercise of options granted pursuant to his employment agreement.

(6) Includes 103,788 shares issuable upon exercise of options granted under the Company's 2000 Stock Incentive Plan and 5,332 shares issued in connection with the merger of Beyond the Wall, Inc.

(7) Includes 69,766 shares issuable upon exercise of options granted under the Company's 2000 Stock Incentive Plan.

(8) Includes 5,834 shares issuable upon exercise of options granted under the Company's predecessor's 1997 Stock Incentive Plan which permitted stock option grants to outside directors. The Company's 2000 Stock Incentive Plan assumed such options effective February 28, 2000.

(9) Includes (1) 133,500 shares Mr. Klein owns jointly with his wife, (2) 8,500 shares held in a retirement plan with his partners, and (3) 5,834 shares issuable upon exercise of options granted under the Company's predecessor's 1997 Stock Incentive Plan which permitted stock option grants to outside directors. The Company's 2000 Stock Incentive Plan assumed such options effective February 28, 2000.

(10) This includes 1,158,854 shares owned by Mr. Bassi for which Harlan Peltz acts as voting trustee under the Voting Trust Agreement. Under the Voting Trust Agreement, Mr. Bassi transferred to Mr. Peltz, as voting trustee, 50% of his shares of Common Stock of YouthStream. As voting trustee, Mr. Peltz has full and exclusive power and authority to vote those shares during the effective term of the Voting Trust Agreement.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     Our Board of Directors is divided into three classes, with one class being elected each year and members of each class holding office for a three-year term. Our Board of Directors currently consists of eight members, two of whom are Class I directors (with terms expiring at the 2003 Annual Meeting), three of whom are Class II directors (with terms expiring at the 2001 Annual Meeting), and three of whom are Class III directors (with terms expiring at the 2002 Annual Meeting).

     At our Annual Meeting, the stockholders will elect three directors to the Board of Directors of the Company, each to serve until the 2004 Annual Meeting of Stockholders or until their successors are elected and qualified. If a nominee is unable or unwilling to serve, the shares to be voted for such nominee that are represented by proxies will be voted for any substitute nominee designated by the Board of Directors. The Company has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. All of the nominees are currently directors of the Company.

     The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote on the election of directors is required to elect a nominee. The Board of Directors recommends a vote IN FAVOR of the nominees for director listed below. Unless a proxy is voted AGAINST a director nominee, proxies will be voted IN FAVOR of the nominees for director listed below.

     The following paragraphs provide information about each continuing member of our Board of Directors and the nominees for Class II directors. The information includes information they have each given us about their age, all positions they hold with us, and their principal occupation and business experience. Information about the number of shares of our common stock beneficially owned by each director, directly or indirectly, as of April 1, 2001, appears under the heading "Voting Securities and Principal Holders."

NOMINEES FOR CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2001 ANNUAL MEETING; NOMINATED FOR REELECTION WITH TERMS TO EXPIRE AT THE 2004 ANNUAL MEETING)

     Metin Negrin, age 35, has been a director of the Company since December 1995. Since May 2000, he has been Chief Executive Officer of i-scraper inc. i-scraper is an Internet real estate project management company. From August 1993 to May 2000, Mr. Negrin was the Chief Operating Officer and a Managing Director of The Athena Group, a real estate investment firm. From July 1990 to July 1993, Mr. Negrin was an associate in the New York office of LaSalle Partners, a Chicago-based real estate investment firm. Mr. Negrin has an MBA in finance and a BS in economics from New York University.

     Howard Klein, age 43, has been a director of the Company since June 1998. Mr. Klein is a founding partner of 3 Arts Entertainment, one of the leading management/production firms in the entertainment industry, based in Beverly Hills, California.

     Sidney I. Lirtzman, age 70, has been a director of the Company since April 2001. He is the Emmanuel Saxe Professor of Management and Dean of the Zicklin School of Business at Baruch College of The City University of New York. Dr. Lirtzman is a public member of the Board of Directors of the Independent Budget Office of the City of New York, as well as a member of the Boards of the Baillie-Gifford and the Guardian domestic and international equity and bond funds. Dr. Lirtzman earned a Bachelor of Arts degree in economics from the City College of New York, and a Master's and Ph.D. in psychology from Columbia University.

     The Company's three nominees for Class II directors were nominated for election to the Board by the Company's Chairman Harlan Peltz.

CLASS I DIRECTORS (TERMS TO EXPIRE AT THE 2003 ANNUAL MEETING)

     Irwin Engelman, age 66, is Executive Vice President and Chief Financial Officer of YouthStream, and has been a director of the Company since January 2001. He joined YouthStream from MacAndrews & Forbes Holdings, Inc., in New York, where he was most recently Vice Chairman and Chief Administrative Officer of Revlon, Inc., after acting as Executive Vice President and Chief Financial Officer of MacAndrews & Forbes Holdings, Inc. for more than six years. Prior to that, Mr. Engelman was Executive Vice President and Chief Financial Officer of GAF Corporation (1990-92), and served tenures as President and Chief Operating Officer of Citytrust Bancorporation (1988-90); Executive Vice President, The Blackstone Group (1987-88); Executive Vice President, Chief Financial Officer and Board member of General Foods Corporations (1981-87); and Vice President and Chief Financial Officer of The Singer Company (1978-81). Before joining Singer, Mr. Engelman spent 12 years in increasingly senior financial and executive management positions with Xerox Corporation, culminating in the position of Vice President and General Manager of the Reprographics Business Area. He earned his Juris Doctor from Brooklyn Law School and his Bachelor of Business Administration and Doctor of Letters & Laws (Hon.) from Baruch College.

     Bruce Slovin, age 65, has been a director of the Company since April 2001. He currently serves on the board of directors of Cantel Industries, a health-care related company. From 1980 to 2000, he was with MacAndrews & Forbes Holdings, Inc., where he served as its President and Director, Revlon Group President and Director, and Revlon Holdings Director. Mr. Slovin received a Juris Doctor in Corporate Law and Taxation from Harvard Law School and a Bachelor of Arts degree in economics from Cornell University.

     The Company's three nominees for Class II directors were nominated for election to the Board by the Company's Chairman Harlan Peltz.

CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2002 ANNUAL MEETING)

     Harlan D. Peltz, age 36, is the Company's Chief Corporate Strategist and Chairman of the Board. From the initial public offering of the Company's predecessor Network Event Theater, Inc. ("NET") in 1996 until June 2000, Mr. Peltz served as the Company's Chairman and Chief Executive Officer. From 1993 to 1995, he was president of Universal Access Network, the predecessor of NET. Prior to that, he served as an associate at Veronis, Suhler & Associates, Inc., an investment banking firm specializing in the media industry, and with Home Box Office in the area of international business development. Mr. Peltz holds an MBA from the Stern School of Business at New York University, and a BA from Haverford College.

     James G. Lucchesi, age 45, joined YouthStream as Executive Vice President in January 2000 and was promoted to his current position as President, Chief Executive Officer and director in June of 2000. Prior to that, he spent three years as Chief Financial Officer of sixdegrees, inc., until its acquisition by the Company in January 2000. Mr. Lucchesi has more than 20 years of executive management experience, including service as CEO of two early stage consumer packaged goods firms, and as COO and CFO of Fuel Tech, Inc., a pollution-control technology firm. He holds a BA from Georgetown University, and an MBA from Harvard University.

     Jonathan V. Diamond, age 42, has been a director of the Company since April 2001. Mr. Diamond was the co-founder of N2K, Inc. and served as its Vice Chairman and Chief Executive Officer through its 1999 merger with CDNOW, a leading e-commerce company. He continued to serve as Chairman of the combined company until its sale to BMG. Mr. Diamond is a former partner in GRP Records, a leading independent music label acquired by MCA in 1990. Mr. Diamond holds a BA in economics and music from the University of Michigan and an MBA from the Columbia School of Business.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ending June 30, 2000, the Board of Directors met and took action by unanimous written consent on six occasions. Each member of the Board attended at least 75% of the meetings of the Board and meetings of any committees of the Board on which he served that were held during the time he served.

     AUDIT COMMITTEE

     The Company has a standing Audit Committee of the Board of Directors, which is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. Among other things, the Audit Committee considers and recommends the selection of our independent auditors, reviews the performance of the independent auditors in the annual audit and in assignments unrelated to the audit, and reviews the independent auditors' fees. The Audit Committee operates under a written charter adopted by the Board of Directors that is attached as Appendix A to this Proxy Statement.

     During fiscal year 2000, the Audit Committee was composed of Messrs. Klein and Negrin, each of whom is an "independent director" under NASDAQ rules governing the qualifications of the members of the Audit Committee. The Company expects Mr. Lirtzman to join the Audit Committee as its Chairman in April 2001. The Audit Committee did not hold any meetings in the fiscal year ended June 30, 2000 and held three meetings in the current fiscal year, which will end June 30, 2001.

     Audit Committee Report

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from YouthStream and its management, including the matters in the written disclosures we received from the auditors as required by the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and considered the compatibility of non-audit services with the auditors' independence. Based on this review, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for fiscal year 2000, filed on September 27, 2000.

     The Audit Committee and Board of Directors also have recommended, subject to ratification by the stockholders, the selection of Ernst & Young LLP as our independent auditors for the fiscal year ending June 30, 2001.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, in whole or in part, this report shall not be deemed to be incorporated by reference into any such filings, nor will this report be incorporated by reference into any future filings made by the Company under those statutes.

                                              Howard Klein and Metin Negrin
                                              Members, Audit Committee

     STOCK OPTION COMMITTEE

     The Company has a standing Stock Option Committee of the Board of Directors, which has the responsibility for reviewing and approving stock option grants recommended by management for the Company's employees and consultants as permitted under the Company's 2000 Stock Incentive Plan. During the fiscal year ended June 30, 2000, Messrs. Negrin and Klein were on the Stock Option Committee. The Stock Option Committee held three meetings in the fiscal year ending June 30, 2000.

     The Board of Directors does not have a Nominating Committee or a Compensation Committee.

DIRECTORS' COMPENSATION

     Under the Company's by-laws, directors shall receive such compensation as the Board determines, together with reimbursement of their reasonable expenses in connection with the performance of their duties. A director also may be paid for serving the corporation or its affiliates or subsidiaries in other capacities.

     Directors were not compensated other than for reimbursement of reasonable expenses during fiscal year 2000. Subject to the stockholders' approval of the amendment to the Company's 2000 Stock Incentive Plan, the Company, pursuant to the amended 2000 Stock Incentive Plan, will grant each non-employee director prior to the end of the current fiscal year options with a fair market value equal to $40,000 on the date of grant. One quarter of such options will vest immediately upon grant, with the remainder to vest quarterly over the following three quarters. In future years, the Company expects to grant each non-employee director options with a value to be determined annually, at the discretion of the Board of Directors, with such options to vest quarterly over a one-year period. In addition, the Chairman of the Audit Committee will receive $10,000 per annum for serving in that capacity.

                                 PROPOSAL NO. 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Our Board of Directors, on the recommendation of our Audit Committee, has selected the firm of Ernst & Young LLP as the Company's independent public accountants to audit the Company's financial statements for the fiscal year ending June 30, 2001. Ernst & Young LLP performed various audit and other services for the Company during fiscal 2000. Such services included an audit of the Company's annual financial statements, review and consultation in connection with certain filings with the Securities and Exchange Commission, consultation on tax, financial accounting and reporting matters, and meetings with the Audit Committee of the Board of Directors.

AUDIT FEES

     The Company paid fees of approximately $172,000 to Ernst & Young LLP for the fiscal 2000 annual audit, including the audit of the financial statements and timely quarterly reviews.

AUDIT-RELATED FEES

     The aggregate fees for other audit-related services paid to Ernst & Young LLP during fiscal 2000 were $11,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not pay any financial information systems design and implementation fees to Ernst & Young LLP during fiscal 2000.

ALL OTHER FEES

     All other fees paid to Ernst & Young LLP, which principally were acquisition related, equaled $186,000 during fiscal 2000.

     Representatives of Ernst & Young LLP are expected to be present at the 2001 Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

     A resolution will be presented at the Annual Meeting to ratify the appointment by the Board of Directors of the firm of Ernst & Young LLP as independent auditors, to examine the financial statements of the Company for the year ending June 30, 2001, and to perform other appropriate accounting services. Although stockholder approval of the Board of Directors' selection of Ernst & Young LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the 2001 Annual Meeting, the Board of Directors will reconsider its selection of Ernst & Young LLP.

     The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote is required to ratify the appointment of Ernst & Young LLP. The Board of Directors recommends a vote IN FAVOR of the ratification of its appointment of Ernst & Young LLP as independent accountants. If not otherwise specified, proxies will be voted IN FAVOR of this proposal.

                                 PROPOSAL NO. 3

    AMENDMENT OF YOUTHSTREAM MEDIA NETWORKS, INC.'S 2000 STOCK INCENTIVE PLAN

     On February 28, 2000, the Company's stockholders approved the YouthStream Media Networks, Inc. 2000 Stock Incentive Plan. The 2000 Stock Incentive Plan provides for the grant of various types of awards, including stock options, stock appreciation rights, restricted stock, performance shares, performance units and other stock-based awards, to employees and consultants of the Company and its affiliates. As of March 30, 2001, approximately 234 employees of the Company and its affiliates were eligible to participate in the 2000 Stock Incentive Plan.

     A committee of the Board of Directors, appointed from time to time by the Board of Directors, administers the 2000 Stock Incentive Plan. The committee has full authority to, among other things, (i) select the employees and consultants to whom awards may from time to time be granted, (ii) determine whether and to what extent awards, including any combination of two or more awards, are to be granted to one or more employees or consultants, (iii) determine, in accordance with the terms of the 2000 Stock Incentive Plan, the number of shares of common stock to be covered by each award, and (iv) determine the terms and conditions, not inconsistent with the terms of the 2000 Stock Incentive Plan, of any award (including, but not limited to, the exercise or purchase price, if any, any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any award and the shares of Common Stock relating thereto, based on such factors, if any, as the committee shall determine, in its sole discretion).

     An aggregate of 5,000,000 shares of Common Stock of the Company are reserved for issuance under the 2000 Stock Incentive Plan and as of March 30, 2001 approximately 910,000 shares of Common Stock were available for future grants under the Plan. The maximum number of shares of Common Stock that may be granted during each fiscal year of the Company to any participant is 300,000 per type of award (other than performance units, which may be granted during any fiscal year to any participant in an amount not exceeding $300,000), provided that the maximum number of shares of Common Stock for all types of awards does not exceed 300,000 shares during any fiscal year. The exercise price of the options granted under the 2000 Stock Incentive Plan will not be less than 100% of the fair market value of the shares of Common Stock on the date of grant of these options. In general, options granted under the 2000 Stock Incentive Plan will have a term of ten years.

     During fiscal 2000, all executive officers as a group received options under the 2000 Stock Incentive Plan to purchase approximately 630,000 shares of Common Stock of the Company. See page 16 for information with regard to options granted in 2000 to the Named Executive Officers. During fiscal 2000, all employees as a group received options under the 2000 Stock Incentive Plan to purchase approximately 3,985,255 shares of Common Stock.

     On April 4, 2001, the Board of Directors approved an amendment to the 2000 Stock Incentive Plan to permit non-employee directors of the Company to receive discretionary stock option grants under this plan (the "Amendment"). Under the 2000 Stock Incentive Plan, as amended, during fiscal 2001 the Company plans to grant each non-employee director non-qualified stock options, with a fair market value of $40,000 on the date of grant. In future years, the Company plans to grant each independent director stock options in similar amounts. At the current time, it is anticipated that the annual grant will be made each year at the time of the Company's annual meeting of stockholders.

     The Board of Directors believes that the Amendment will enhance the Company's ability to attract and retain directors of exceptional quality and is in the best interest of stockholders.

     Attached as Appendix B is Amendment Number One to the 2000 Stock Incentive Plan.

     Federal Tax Consequences of the 2000 Stock Incentive Plan.

     The following is intended only as a general summary of the federal income tax consequences in connection with options granted under the 2000 Stock Incentive Plan. All tax matters discussed in this Proxy Statement should be verified with a tax consultant.

     The grant of an incentive stock option will have no immediate tax consequences to the optionee or to the Company. The exercise of an incentive stock option by the payment of cash to the Company will generally have no immediate tax consequences to the optionee (except to the extent it is an adjustment in computing alternative minimum taxable income) or to the Company. If an optionee holds the shares acquired pursuant to the exercise of an incentive stock option for the required holding period, the optionee generally will realize long-term capital gain or long-term capital loss upon a subsequent sale of the shares in the amount of the difference between the amount realized upon the sale and the purchase price of the shares (i.e., the exercise price). In such case, no deduction will be allowable to the Company in connection with the grant or exercise of the incentive stock option or the sale of shares of Common Stock acquired pursuant to such exercise.

     If, however, an optionee disposes of the shares prior to the expiration of the required holding period (a "disqualifying disposition"), the optionee will recognize ordinary income (and the Company will generally be entitled to a deduction) equal to the excess of the fair market value of the shares of Common Stock on the date of exercise (or the proceeds of the disposition, if less) over the exercise price. Special rules apply in the event all or a portion of the exercise price is paid in the form of stock.

     The grant of a stock option other than an incentive stock option (a "non-qualified stock option") will have no immediate tax consequences to the optionee or to the Company. Upon the exercise of a non-qualified stock option, the optionee will generally recognize ordinary income (and the Company will generally be entitled to a deduction) in an amount equal to the excess of the fair market value of the shares of common stock on the date of the exercise of the option over the exercise price. The optionee's tax basis in the shares will be the exercise price plus the amount of ordinary income recognized by the optionee, and the optionee's holding period will commence on the date the shares are exercised. Special rules apply in the event all or a portion of the exercise price is paid in the form of stock.

     Upon a subsequent sale of shares of Common Stock acquired pursuant to the exercise of a non-qualified stock option, any difference between the optionee's tax basis in the shares and the amount realized on the sale may in some circumstances be treated as long-term capital gain or loss, depending on the holding period of the shares.

     The affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote is required to approve the Amendment to the 2000 Stock Incentive Plan, which will permit the Company to grant stock options to the Company's outside directors. The Board of Directors recommends a vote IN FAVOR of the amendment of the 2000 Stock Incentive Plan. If not otherwise specified, proxies will be voted IN FAVOR of this proposal.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the total compensation paid or accrued by the Company for services rendered during the year ended June 30, 2000 to the Company's Chief Executive Officer, the former President of the Company, and to four of the other most highly compensated executive officers whose total cash compensation exceeded $100,000 for the year ended June 30, 2000 (the "Named Executive Officers").

                                                SUMMARY COMPENSATION TABLE

                                                          ANNUAL COMPENSATION             LONG-TERM COMPENSATION
                                                       ------------------------     ------------------------------------
                                                                                     SECURITIES
                                                                                     UNDERLYING           ALL OTHER
NAME AND PRINCIPAL POSITION                YEAR        SALARY ($)     BONUS ($)     OPTIONS/SARs        COMPENSATION ($)
---------------------------                ----        ----------     ---------     ------------        ----------------
Harlan Peltz                               2000           246,923            --            --                   --
  Chief Corporate Strategist               1999           150,000    180,000               --               162(b)
  and Chairman of the Board                1998           112,500     50,000               --                   --

James Lucchesi                             2000         78,750(c)     50,000(a)       600,000                   --
  Chief Executive Officer and              1999                --            --            --                   --
  President; Director                      1998                --            --            --                   --

Bruce L. Resnik                            2000           268,614            --       190,000                   --
  Executive Vice President and             1999           210,000    180,000               --             5,482(b)
  Chief Financial Officer(f)               1998           175,000     50,000(d)       100,000             7,371(b)

Dennis Roche                               2000           163,615     30,000(d)       120,000                   --
  Chief Operating Officer                  1999                --            --            --                   --
                                           1998                --            --            --                   --

Thea Winarsky                              2000         51,928(c)     25,000(a)        20,000                   --
  Vice President and General               1999                --            --            --                   --
  Counsel                                  1998                --            --            --                   --

Benjamin Bassi                             2000         86,538(e)            --            --                   --
  Former President                         1999                --            --            --                   --
                                           1998                --            --            --                   --

-------------

(a) Signing bonuses paid pursuant to each executive officer's employment agreement with the Company and approved by the Board of Directors.

(b)  Additional disability insurance and annual life insurance premiums.

(c) James Lucchesi and Thea Winarsky were hired by the Company effective January 18, 2000 following the acquisition of sixdegrees, inc. Each executive's salary for fiscal 2000 represents the executive's salary for the period from the date such executive was hired through June 30, 2000.

(d) Discretionary bonuses paid pursuant to each executive officer's employment agreement with the Company and approved by the Board of Directors.

(e) Mr. Bassi was hired by the Company effective February 28, 2000 following the acquisition of CommonPlaces, LLC. His employment with the Company terminated effective June 16, 2000. His salary for fiscal 2000 represents his salary during that period.

(f) Effective November 1, 2000, Mr. Resnik's employment with the Company terminated and Mr. Engelman joined YouthStream as Executive Vice President and Chief Financial Officer.

None of the Named Executive Officers received any restricted stock awards, long-term compensation awards or payouts during the Company's last three fiscal years.

STOCK OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table provides information concerning stock options granted by the Company during the year ended June 30, 2000 to each of the Named Executive Officers.

                                        STOCK OPTION/SAR GRANTS IN LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------------
                                                                                                 POTENTIAL REALIZABLE VALUE
                                                                                                  AT ASSUMED ANNUAL RATES
                                                 % OF TOTAL                                            OF STOCK PRICE
                                                OPTIONS/SARs                                          APPRECIATION FOR
                               NUMBER OF         GRANTED TO                                            OPTION TERM(3)
                               SECURITIES       EMPLOYEES IN                                     -------------------------
                               UNDERLYING        YEAR ENDED         EXERCISE  OR                    5%             10%
                              OPTIONS/SARs        JUNE 30,              BASE       EXPIRATION       --             ---
          NAME                  GRANTED           2000 (1)        PRICE ($/SH) (2)    DATE
--------------------------------------------------------------------------------------------------------------------------
Harlan D. Peltz.........             --               --                 --               --            --             --
--------------------------------------------------------------------------------------------------------------------------
James Lucchesi..........        300,000              7.5              $5.75          6/19/10     1,084,800      1,664,400
--------------------------------------------------------------------------------------------------------------------------
Bruce L. Resnick........        150,000              3.8             $28.75          2/27/10       635,267      3,565,993
--------------------------------------------------------------------------------------------------------------------------
                                 40,000              1.0            $6.3125          4/24/10       158,796        402,420
--------------------------------------------------------------------------------------------------------------------------
Dennis Roche............         80,000              2.0             $28.75         12/10/09       338,809      1,901,863
--------------------------------------------------------------------------------------------------------------------------
                                 40,000              1.0            $6.3125          4/24/10       158,796        402,420
--------------------------------------------------------------------------------------------------------------------------
Thea Winarsky...........          7,500              0.2            $19.688          2/27/10        99,728        246,265
--------------------------------------------------------------------------------------------------------------------------
                                 12,500              0.3            $6.3125          4/24/10        49,622        125,756
--------------------------------------------------------------------------------------------------------------------------
Benjamin Bassi..........             --               --                 --               --            --             --
--------------------------------------------------------------------------------------------------------------------------

-----------

(1) Calculated based on an aggregate of the 3,985,255 options granted under the Company's 2000 Stock Incentive Plan to employees during fiscal year ending June 30, 2000. Because the Company's 2000 Stock Incentive Plan was approved by stockholders and implemented on February 28, 2000, this figure includes option grants carried over from the Company's and its acquired companies' prior stock option plans.

(2) The exercise price is equal to the fair market value of our Common Stock on the date of grant.

(3) These amounts represent hypothetical gains that could be achieved for the options if they are exercised at the end of their terms. Potential realizable value is based on an assumption that the market price of the stock will appreciate at the stated rate, compounded annually, from the date of grant until the end of the 10-year term. The assumed 5% and 10% rates of stock price appreciation are mandated by rules of the Securities and Exchange Commission. They do not represent the Company's estimate or projection of future prices of the Common Stock. Actual gains, if any, on stock option exercises will depend on the future performance of the price of our Common Stock and the time of exercises.

STOCK OPTIONS/SARS EXERCISED DURING FISCAL 2000

     The following table reports certain information regarding stock option exercises during fiscal 2000 and outstanding stock options/SARs held at the end of fiscal 2000 by the Named Executive Officers.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                               NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                        SHARES                                UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS/SARS AT
                     ACQUIRED ON                             OPTIONS/SARS AT 6/30/00                 6/30/00
NAME                   EXERCISE    VALUE REALIZED($)(1)     EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
----                 -----------   --------------------     -------------------------     -----------------------------
Harlan Peltz                --                 --                              --                          --/--

James Lucchesi              --                 --                61,794 / 300,000              $23,311 / $56,250

Bruce Resnick          116,667         $2,662,095                25,000 / 238,333              $10,412 / $31,238

Dennis Roche                --                 --                40,417 / 150,583              $37,338 / $20,154

Thea Winarsky               --                 --                  4,611 / 23,689                          --/--

Benjamin Bassi              --                 --                              --                          --/--

-------------

(1) Amounts shown in this column do not represent the actual value realized from the sale of the shares acquired upon the exercise of the option because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

EMPLOYMENT AND OTHER ARRANGEMENTS

     Mr. Peltz entered into his currently effective employment agreement with YouthStream on February 28, 2000 (as amended on June 20, 2000). As amended, the agreement provides that Mr. Peltz will serve as Chief Corporate Strategist of the Company until the close of business on February 28, 2003, unless sooner terminated in accordance with the terms of the employment agreement. Mr. Peltz will receive a salary of $250,000 a year. He may also earn an increase in basic compensation and an annual bonus of up to $40,000 following the end of each fiscal year at the discretion of the Board of Directors, based on his performance during the previous fiscal year.

     Mr. Lucchesi entered into his currently effective employment agreement with YouthStream on June 20, 2000. The agreement provides that Mr. Lucchesi will serve as President and Chief Executive Officer until the close of business on June 30, 2002, unless sooner terminated in accordance with the terms of the employment agreement. Mr. Lucchesi will report to the Board of Directors and will serve on the Board. Mr. Lucchesi will receive a salary of $350,000 annually. In addition, Mr. Lucchesi received a one-time signing bonus in the amount of $50,000. He may also earn an annual bonus and an increase in basic compensation, at the sole discretion of the Board of Directors, based upon his performance during the previous fiscal year.

     Mr. Engelman entered into his currently effective employment agreement with

YouthStream on November 1, 2000. The Employment Agreement provides that Mr. Engelman will serve as Executive Vice President and Chief Financial Officer until the close of business on October 31, 2002, unless sooner terminated in accordance with the terms of the employment agreement. Mr. Engelman will report to the Company's Chief Executive Officer. Mr. Engelman will receive a salary of $250,000 annually, and may earn an annual bonus at the sole discretion of the Company, based on his performance and the Company's financial results during the previous fiscal year.

     Ms. Winarsky entered into her currently effective employment agreement with YouthStream on July 1, 2000. The agreement provides that Ms. Winarsky will serve as Vice President and General Counsel until the close of business on June 30, 2002, unless sooner terminated in accordance with the terms of the employment agreement. She will report directly to the Company's President and Chief Executive Officer. Ms. Winarsky will receive a salary of $200,000 a year through June 30, 2001 and a salary of $240,000 a year from July 1, 2001 through June 30, 2002. In addition, Ms. Winarsky received a one-time signing bonus in the amount of $25,000. She may also earn an annual bonus, at the sole discretion of the Company, based upon her performance during the previous fiscal year.

     The Company entered into a separation agreement with Mr. Resnik after the close of fiscal 2000. Mr. Resnik's agreement provides that his employment terminated after the close of business on October 31, 2000 and that he shall be entitled to salary continuation for a period of eight months, from November 1, 2000 through June 30, 2001, as well as reimbursement for health benefits and life and disability insurance premiums paid by Mr. Resnik during that period. The Company expects to pay Mr. Resnik approximately $179,229 pursuant to this agreement.

     The Company also entered into an arrangement with Mr. Bassi after the close of fiscal 2000. Mr. Bassi is being provided with salary continuation and health benefits from June 17, 2000 through February 28, 2003, which is the expiration date of his February 28, 2000 employment agreement with the Company. The Company expects to pay Mr. Bassi a total of approximately $696,668 pursuant to this arrangement.


                             STOCK PERFORMANCE GRAPH

     The following graph compares cumulative total stockholder return on the Common Stock of the Company with the cumulative total return of the Russell 3000 Index and the NASDAQ Composite Index. The graph assumes the investment of $100 on April 3, 1996 (the effective date of the Company's predecessor's initial public offering) through April 2, 2001. It should be noted that the Company has not paid any dividends on its common stock, and no dividends are included in the representation of its performance. Measurement points are at April 3 for each respective year, unless otherwise unavailable. The Company's stock price on the graph below is not necessarily indicative of future price performance.

                    [GRAPHICAL REPRESENTATION OF DATA CHART]
                               PLOT POINTS BELOW

--------------------------------------------------------------------------------
RELATIVE DOLLAR VALUES
--------------------------------------------------------------------------------
                       4/3/96   4/3/97    4/3/98     4/5/99    4/3/00     4/2/01
--------------------------------------------------------------------------------
YouthStream Media    $100.00   $100.00   $87.50     $251.25   $241.25     $15.63
Networks

--------------------------------------------------------------------------------
Russell 3000 Index   $100.00   $111.45   $166.20    $187.32   $219.70    $167.20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Nasdaq Index         $100.00   $108.77   $166.28    $229.43   $378.52    $159.79
--------------------------------------------------------------------------------

     On April 3, 1996, the Company's predecessor Network Event Theater, Inc. ("NET") completed its initial public offering. Effective February 28, 2000, NET merged with a subsidiary of the Company and each share of NET common stock and NET convertible preferred stock was converted into one share of the Company's Common Stock. Simultaneously, NET's partially-owned subsidiary, CommonPlaces, LLC merged with the Company and each outstanding unit of CommonPlaces was converted into 0.89 shares of the Company's Common Stock.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

STOCKHOLDERS AGREEMENT

     Pursuant to a Stockholders Agreement dated February 28, 2000, as amended ("Stockholders Agreement") among Harlan Peltz, Benjamin Bassi, William Townsend and Mark Palmer (collectively, the "Stockholders") and the Company, Messrs. Bassi, Townsend and Palmer are required to vote all shares of Common Stock of the Company owned by them in favor of the election of Mr. Peltz's nominees to the Board of Directors, including all of the Company's Class II directors. In addition, none of Messrs. Bassi, Townsend and Palmer, without the cooperation and prior written consent of Mr. Peltz, may seek to place or remove members of YouthStream's Board of Directors, or participate in any election contest, except in accordance with the terms of the Stockholders Agreement, or may make, or announce an intent to make, any tender offer or exchange offer for any equity securities of YouthStream or any assets of YouthStream or any of its subsidiaries or try to effect any sale, business combination or other similar transaction involving YouthStream or any of its subsidiaries.

     During the period from February 28, 2000 through February 28, 2003, the Stockholders may not, directly or indirectly, sell, assign transfer, pledge or otherwise encumber or dispose of any of their shares of Common Stock, except as permitted by the Stockholders Agreement. Pursuant to the Stockholders Agreement, any Stockholder may at any time transfer his shares of Common Stock to his spouse, to any of his children or grandchildren, to a trust for the benefit of any one or more of them, or to his estate or other legal representative, provided that the proposed transferee agrees to be bound by the Stockholders Agreement and the Voting Trust Agreement (other than the transferees of Mr. Peltz, which are not required to be bound by the Voting Trust Agreement). In addition, any Stockholder may transfer his shares (i) in a sale pursuant to Rule 144 under the Securities Act of 1933, (ii) to any purchaser who owns fewer than 1% of the outstanding shares of Common Stock of the Company immediately prior to the transfer and (iii) pursuant to a tender offer, merger or other transaction that has been approved by the Board of Directors. Notwithstanding the foregoing, none of the Stockholders, other than Mr. Bassi or Mr. Peltz may make any transfer unless the number of shares that would be transferred, when aggregated with the number of shares previously transferred by that Stockholder and all persons to whom he has transferred shares during the six-month period ending on the date of the proposed transfer, does not exceed 10% of the number of shares beneficially owned by that Stockholder on February 28, 2000 (5% in the case of Messrs. Bassi and Peltz). After January 31, 2002, this restriction on the transfer of shares shall cease to apply to Messrs. Bassi and Peltz.

     During the period from February 28, 2000 through February 28, 2003, except as otherwise agreed by Messrs. Peltz and Bassi, none of the Stockholders shall, directly or indirectly, purchase or otherwise acquire any of the Company's shares of Common Stock and none of the Stockholders shall permit any of his affiliates or associates to do so.

VOTING TRUST AGREEMENT

     Harlan Peltz, Benjamin Bassi, William Townsend, and Mark Palmer entered into a voting trust agreement on February 28, 2000 (the "Voting Trust Agreement"). Under the Voting Trust Agreement, Messrs. Bassi, Townsend and Palmer transferred to Mr. Peltz, as voting trustee, 50% of their shares of Common Stock. As voting trustee, Mr. Peltz has full and exclusive power and authority to vote those shares during the effective term of the Voting Trust Agreement. Each of the parties to the Voting Trust Agreement may, by notice given to Mr. Peltz, as voting trustee, direct Mr. Peltz to transfer that party's shares of Common Stock in accordance with and to the extent permitted by the Stockholders Agreement. The Voting Trust Agreement will terminate upon the earliest of (i) a merger, consolidation or combination of the Company with another business, if, as a result of that transaction, Mr. Peltz does not hold the position of chairman of the board, president, chief executive officer or chief operating officer of the combined entity, (ii) the date Mr. Peltz ceases to own of record or beneficially at least 10% of the number of shares of Common Stock of YouthStream he owned on the date of the Voting Trust Agreement, (iii) the death of Mr. Peltz or (iv) Mr. Peltz ceasing to serve as chairman of the board, president, chief executive officer or chief operating officer of the Company.

                                  OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended requires a company's directors and executive officers, and beneficial owners of more than 10% of the common stock of such company to file with the Securities and Exchange Commission initial reports of ownership and periodic reports of changes in ownership of the company's securities. Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to us, all of the Company's directors and officers timely furnished reports on Forms 3, 4 and 5, except that James G. Lucchesi, Irwin Engelman, Dennis Roche, Thea Winarsky and Peter Labruna failed to timely file Form 3's upon being elected officers of the Company.

PROPOSALS OF STOCKHOLDERS

     Stockholders wishing to include proposals in the proxy material in relation to the Company's Annual Meeting for fiscal year 2002, currently scheduled to be held in November 2001, must submit the proposals in writing so as to be received by the Secretary at the principal executive offices of the Company at 28 West 23rd Street, 6th Floor, New York, NY 10010, no later than the close of business on July 9, 2001. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to Stockholders' proposals. If the Company is not timely notified of an intent to present a proposal at the Company's annual meeting for fiscal 2002, the Company will have the right to exercise its discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials. To be timely, the Stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not fewer than 50 days or more than 80 days prior to the scheduled date of the annual meeting for fiscal 2002, regardless of any postponement, deferral or adjournment of that meeting to a later date; provided, however, that if fewer than 60 days' notice or prior public disclosure of the date of the annual meeting for fiscal 2002 is given or made to Stockholders, notice by the Stockholder to be timely must be so delivered or mailed and received not later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the meeting was mailed or (ii) the day on which such public disclosure was made.

                                     By order of the Board of Directors,

                                     James G. Lucchesi
                                     President and Chief Executive Officer

April 23, 2001

                                                                      APPENDIX A

                        YOUTHSTREAM MEDIA NETWORKS, INC.
                             AUDIT COMMITTEE CHARTER

ORGANIZATION

This charter governs the operations of the Audit Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors for any changes in the charter. The Committee shall be appointed by the Board of Directors and shall comprise at least two directors (at least three directors after the Company leaves small business issuer status), each of whom are independent of management and the Company. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function (if and when formally constituted), the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors (if and when hired) and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

     o The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

     o The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors (if and when hired), and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors (if and when hired) and the independent auditors, with and without management present, to discuss the results of their examinations.

     o The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                                                                      APPENDIX B

                           AMENDMENT NUMBER ONE TO THE
                        YOUTHSTREAM MEDIA NETWORKS, INC.
                            2000 STOCK INCENTIVE PLAN

     WHEREAS, YouthStream Media Networks, Inc. (the "Company") maintains the YouthStream Media Networks, Inc. 2000 Stock Incentive Plan (the "Plan");

     WHEREAS, pursuant to Article XIV of the Plan, the Board of Directors of the Company (the "Board") may at any time amend the Plan, subject to stockholder approval to the extent required by applicable law; and

     WHEREAS, the Board desires to amend the Plan, effective May 18, 2001.

     NOW, THEREFORE, the Plan is amended as follows:

          1. Article I of the Plan is amended by adding the phrase "and Non-Employee Directors of the Company," after the word "Affiliates" and is further amended by deleting the second reference to the words "and Consultants", and substituting the words "Consultants and Non-Employee Directors" in lieu thereof.

          2. Section II.5 of the Plan is amended by the addition of the following at the end thereof:

               "With respect to a Non-Employee Director's Termination of Directorship, `cause' shall mean an act or failure to act that constitutes cause for removal of a director under applicable Delaware law."

          3. Section II.8 of the Plan is amended by adding the following at the end thereof:

               "With respect to the application of this Plan to Non-Employee Directors, the Committee shall be the Board."

          4. Sections II.12 and II.24 of the Plan are amended by adding the following after the words "Eligible Employee":

               ", Non-Employee Director"

          5. The Plan is amended by adding the following new section after existing Section II.19, which shall cause the remaining sections to be redesignated:

               "II.20 `Non-Employee Director' means a director of the Company who is not an active employee of the Company or an Affiliate."

          6. Existing Section II.35 of the Plan is amended by adding the following at the end thereof:

               "With respect to a Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected on or after a Non-Employee Director has attained age 65 or, with the consent of the Board, before age 65 but after age 50."

          7. Existing Section II.40 of the Plan is amended by the addition of the following after the words "Eligible Employees":

               ", Non-Employee Directors"

          8. The Plan is amended by the adding of the following new section after existing Section II.43, which shall cause the remaining sections to be redesignated:

               " `Termination' means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable."

          9. The Plan is amended by adding the following new Section II.45 after the existing Section II.44, which shall cause the remaining sections to be redesignated:

               " `Termination of Directorship' means, with respect to a Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company; except that if a Non-Employee Director becomes employed by, or consults for, the Company, the date he ceased to be a director of the Company and becomes an employee or Consultant shall not be treated as a Termination of Directorship unless and until the Participant has a Termination of Employment or Termination of Consultancy."

          10. Section III.2 of the Plan is amended by adding the following after the first sentence thereof:

               "The Committee shall also have the authority to grant Stock Options to Non-Employee Directors."

          11. Section III.2 of the Plan is further amended by deleting all references to "Eligible Employees or Consultants" and "Eligible Employees and Consultants" and substituting "Participants" or "a Participant" in lieu thereof, as the case may be.

          12. Section V.1 of the Plan is amended by adding the following at the end thereof:

               "Non-Employee Directors are eligible to be granted Non-Qualified Stock Options under this Plan, provided that, eligibility for the grant of a Non-Qualified Stock Option and actual participation in this Plan shall be determined by the Board."

          13. Section VI.2 of the Plan is amended by adding the following at the end thereof:

               "The Committee shall have the authority to grant any Non-Employee Director one or more Non-Qualified Stock Options, and notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to a Non-Employee Director shall be a Non-Qualified Stock Option."

          14. Article XII of the Plan is amended by renaming it as follows:

               "NON-TRANSFERABILITY AND TERMINATION OF
          EMPLOYMENT/CONSULTANCY/DIRECTORSHIP"

          15. The first paragraph of Section XII.2 of the Plan is amended in its entirety to read as follows:

               "XII.2 Termination. The following rules apply with regard to the Termination of Employment, Termination of Directorship or Termination of Consultancy of a Participant:"

          16. Section XII(a) of the Plan is amended by deleting all references to the phrase "Termination of Employment or Termination of Consultancy" and the substitution of "Termination" in lieu thereof.

          17. Section XVI.3 of the Plan is amended in its entirety to read as follows:

               "No Right to Employment/Consultancy/Directorship. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee, Consultant or director any right with respect to continuance of employment, consultancy or directorship by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Consultant or director is retained to terminate his employment, consultancy or directorship at any time."

     IN WITNESS WHEREOF, this amendment has been executed on the 12th day of April, 2001.


                                 YOUTHSTREAM MEDIA NETWORKS, INC.

                                 By: James G. Lucchesi

                                 Title: President and Chief Executive Officer




                                             PLEASE COMPLETE, DATE, SIGN AND MAIL YOUR
                                               PROXY CARD BACK AS SOON AS POSSIBLE.



                                                   ANNUAL MEETING OF STOCKHOLDERS
                                                 YOUTHSTREAM MEDIA NETWORKS, INC.


                                                           MAY 18, 2001


                                          Please Detach and Mail in the Envelope Provided

----------------------------------------------------------------------------------------------------------------------------------

   |----|Please mark your
 A | X  |vote as in this
   |----|example


                                          WITHHOLD
                    FOR                  AUTHORITY
             the three nominee(s)  to vote for the nominee(s)     Nominees: Howard Klein
               listed at right          listed at right                     Sidney I. Lirtzman
1. To elect three   |----|                   |----|                         Metin Negrin
   members to our   |    |                   |    |
   Board of         |----|                   |----|                                                          FOR   AGAINST ABSTAIN
   Directors as Class II directors to serve until the   2. To ratify the appointment of Ernst & Young LLP   |----|  |----|  |----|
   2004 Annual Meeting of Stockholders or until their      as independent auditors of the Company for the   |    |  |    |  |    |
   successors are elected and qualified.                   fiscal year ending June 30, 2001.                |----|  |----|  |----|

  (INSTRUCTION: To withhold authority to vote           3. To approve an amendment to the Company's         |----|  |----|  |----|
  for any individual nominee, strike a line                2000 Stock Incentive Plan to allow the Company   |    |  |    |  |    |
  through the nominee's name in the list at right          to grant stock options to its independent direc- |----|  |----|  |----|
                                                           tors under the Plan.

                                                        4. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting and any adjournments thereof.

                                                        PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY.
                                                        USING THE ENCLOSED ENVELOPE. No postage required if mailed in the
                                                        United State of America.



Signatures of Stockholder(s) __________________________________  _______________________________ Dated ________________, 2001


NOTE: Please sign exactly as your name appears on this proxy. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating such officer's title. Trustees, guardians, executors, administrators and attorneys should sign in their official capacity giving their full title as such. A partnership should sign in the partnership name by an authorized person, stating such person's title and relationship to the partnership.


----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     PROXY


                        YOUTHSTREAM MEDIA NETWORKS, INC.
                         28 West 23rd Street, 6th Floor
                               New York, NY 10010


   SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 18, 2001


     The undersigned hereby appoints James G. Lucchesi, Irwin Engelman, or any of them, with the power of substitution as proxies and hereby authorizes them to represent and to vote, as designated on the reverse side, all shares of Common Stock of Youthstream Media Networks, Inc. (the "Company") held of record by the undersigned at the close of business on March 20, 2001 at the Annual Meeting of Stockholders to be held on May 18, 2001.

                   (CONTINUED AND TO BE SIGNED ON OTHER SIDE)



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